UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2024
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Axonics, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

On January 8, 2024, Axonics, Inc., a Delaware corporation (the “Company” or “Axonics”), issued a press release announcing its preliminary unaudited revenue for the fourth quarter and fiscal year ended December 31, 2023, based on the information and data currently available.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference; provided, however, that information on or connected to the Company’s website or the website of any third-party hyperlinked from or referenced in the press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD.

On January 8, 2024, the Company issued a press release announcing that the Company and Boston Scientific Corporation, a Delaware corporation (“Boston Scientific”), have executed a definitive agreement pursuant to which the Company will be acquired by Boston Scientific on the terms and subject to the conditions set forth in the definitive agreement. The acquisition is expected to close in the first half of 2024, subject to customary closing conditions.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference; provided, however, that information on or connected to the Company’s website or the website of any third-party hyperlinked from or referenced in the press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

In connection with the contemplated transaction, Axonics intends to file with the U.S. Securities and Exchange Commission (“SEC”) preliminary and definitive proxy statements relating to the contemplated transaction and other relevant documents. The definitive proxy statement will be mailed to Axonics’ stockholders as of a record date to be established for voting on the contemplated transaction and any other matters to be voted on at the special meeting. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, ANY AMENDMENTS OR SUPPLEMENTS THERETO, ANY OTHER SOLICITING MATERIALS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE CONTEMPLATED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AXONICS, BOSTON SCIENTIFIC AND THE CONTEMPLATED TRANSACTION. Investors and security holders may obtain free copies of these documents (when they are available) on the SEC’s website at www.sec.gov, on Axonics’ website at www.axonics.com or by contacting Axonics’ Investor Relations department via email at IR@axonics.com.

Participants in the Solicitation

Axonics and its directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies from the stockholders of Axonics in connection with the contemplated transaction and any other matters to be voted on at the special meeting. Information regarding the names, affiliations and interests of such directors and executive officers will be included in the preliminary and definitive proxy statements (when available) for the contemplated transaction. Additional information regarding such directors and executive officers is included in Axonics’ Definitive Proxy Statement on Schedule 14A for Axonics’ 2023 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2023 (and specifically, the following sections: “Security Ownership of Certain Beneficial Owners, Executive Officers and Directors”, “Certain Relationships and Related-Party Transactions”, “Executive Officers”, “Proposal 1–Election of Directors”, “Director Compensation”, and “Executive Compensation”) and in Axonics’ Current Report on Form 8-K, which was filed with the SEC on October 4, 2023. To the extent holdings of the Company’s securities by the directors or executive officers have changed since the amounts set forth in the Definitive Proxy Statement on Schedule 14A for Axonics’ 2023 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of

Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results (https://www.sec.gov/cgi-bin/browse-edgar?action=getcompany&CIK=0001603756&type=&dateb=&owner=only&count=40&search_text=). These documents (when available) are available free of charge as described in the preceding section.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Axonics’ stockholders in connection with the contemplated transaction and any other matters to be voted upon at the special meeting will be set forth in the preliminary and definitive proxy statements (when available) for the contemplated transaction. These documents (when available) are available free of charge as described in the preceding section.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to, risks related to: the ability of the parties to consummate the contemplated transaction in a timely manner or at all; the satisfaction or waiver of the conditions to closing the contemplated transaction, including the failure to obtain antitrust or other regulatory approvals and clearances or approval of Axonics’ stockholders; potential delays in consummating the contemplated transaction; the occurrence of any event, change or other circumstance or condition that could give rise to termination of the merger agreement for the contemplated transaction; the ability to realize the anticipated benefits of the contemplated transaction; the ability to successfully integrate the businesses; the effect of the announcement or pendency of the contemplated transaction on Axonics’ business relationships, operating results and business generally; significant transaction costs and unknown liabilities; and litigation or regulatory actions related to the contemplated transaction. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K, and except as otherwise required by federal securities law, Axonics does not assume any obligation nor does it intend to publicly update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events. Further information on factors that could cause actual results to differ materially from the results anticipated by Axonics’ forward-looking statements is included in the reports Axonics has filed or will file with the SEC, including Axonics’ Annual Report on Form 10-K for the year ended December 31, 2022 and Axonics’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2023. These filings, when available, are available on the investor relations section of Axonics’ website at www.axonics.com and on the SEC’s website at www.sec.gov.

Item 9.01.    Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated January 8, 2024
99.2	Press release, dated January 8, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS, INC.

Date: January 8, 2024	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer